EXHIBIT 32.0

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mattel, Inc. a Delaware corporation (the “Company”), on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), Christopher A. Sinclair, Chairman and Interim Chief Executive Officer, and Kevin M. Farr, Chief Financial Officer, of the Company, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) that, to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2015	By:	/S/ CHRISTOPHER A. SINCLAIR
Christopher A. Sinclair Chairman and Interim Chief Executive Officer

/S/ KEVIN M. FARR
Kevin M. Farr Chief Financial Officer